UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2004

                      STRUCTURED ASSET INVESTMENT LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-BNC1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-115858-09       54-6636459
Pooling and Servicing Agreement)      (Commission         54-6636460
(State or other                       File Number)        54-6636461
jurisdiction                                               IRS EIN
of Incorporation)



       c/o Wells Fargo Bank, N.A.,
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On October 25, 2004 a distribution was made to holders of STRUCTURED ASSET INVESTMENT LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-BNC1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-BNC1 Trust, relating to the
                                        October 25, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      STRUCTURED ASSET INVESTMENT LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-BNC1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  10/30/04

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-BNC1 Trust, relating to the October 25, 2004 distribution.


EX-99.2                   Murrayhill Credit Risk Manager Report

                   EX-99.1

Structured Asset Investment Loan Trust
Mortgage Pass-Through Certificates



Record Date:             9/30/04
Distribution Date:       10/25/04


SAIL  Series: 2004-BNC1

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

      A1         86358EKU9              SEN             2.06000%     293,265,862.88         469,877.08       6,577,230.56
      A2         86358EKV7              SEN             2.34000%      69,488,000.00         126,468.16               0.00
      A3         86358EKW5              SEN             2.08000%     358,943,798.66         580,691.30      10,706,839.65
      A4         86358EKX3              SEN             2.31000%      82,826,000.00         148,810.71               0.00
     A-SIO       86358EKZ8              IO              0.00000%               0.00               0.00               0.00
      A5         86358EKY1              SEN             2.46000%      20,569,000.00          39,355.35               0.00
      M1         86358ELA2              MEZ             2.54000%      51,183,000.00         101,114.86               0.00
      M2         86358ELB0              MEZ             2.69000%       7,175,000.00          15,011.69               0.00
      M3         86358ELC8              MEZ             3.01000%      13,394,000.00          31,356.84               0.00
      M4         86358ELD6              MEZ             3.29000%      10,524,000.00          26,929.75               0.00
      M5         86358ELE4              MEZ             3.69000%      11,002,000.00          31,575.74               0.00
      M6         86358ELF1              MEZ             3.79000%       5,740,000.00          16,920.24               0.00
      M7         86358ELG9              MEZ             4.34000%       4,783,000.00          16,145.28               0.00
      B1         86358EXXX              SUB             5.00000%       4,783,000.00          19,929.17               0.00
       X         SAI04BC1X              RES             0.00000%       4,782,401.00       3,204,060.20               0.00
       P         SAI04BC1P              SEN             0.00000%             100.00         220,285.86               0.00
      R1         SAI4BC1R1              RES             0.00000%               0.00               0.00               0.00
      R2         SAI4BC1R2              RES             0.00000%               0.00               0.00               0.00
      R3         SAI4BC1R3              RES             0.00000%               0.00               0.00               0.00
Totals                                                               938,459,162.54       5,048,532.23      17,284,070.21

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     286,688,632.32       7,047,107.64               0.00
A2                            0.00      69,488,000.00         126,468.16               0.00
A3                            0.00     348,236,959.01      11,287,530.95               0.00
A4                            0.00      82,826,000.00         148,810.71               0.00
A-SIO                         0.00               0.00               0.00               0.00
A5                            0.00      20,569,000.00          39,355.35               0.00
M1                            0.00      51,183,000.00         101,114.86               0.00
M2                            0.00       7,175,000.00          15,011.69               0.00
M3                            0.00      13,394,000.00          31,356.84               0.00
M4                            0.00      10,524,000.00          26,929.75               0.00
M5                            0.00      11,002,000.00          31,575.74               0.00
M6                            0.00       5,740,000.00          16,920.24               0.00
M7                            0.00       4,783,000.00          16,145.28               0.00
B1                            0.00       4,783,000.00          19,929.17               0.00
X                             0.00       4,782,401.00       3,204,060.20               0.00
P                             0.00             100.00         220,285.86               0.00
R1                            0.00               0.00               0.00               0.00
R2                            0.00               0.00               0.00               0.00
R3                            0.00               0.00               0.00               0.00
Totals                        0.00     921,175,092.33      22,332,602.44               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  298,171,000.00       293,265,862.88               0.00      6,577,230.56             0.00           0.00
A2                   69,488,000.00        69,488,000.00               0.00              0.00             0.00           0.00
A3                  372,264,000.00       358,943,798.66               0.00     10,706,839.65             0.00           0.00
A4                   82,826,000.00        82,826,000.00               0.00              0.00             0.00           0.00
A-SIO                         0.00                 0.00               0.00              0.00             0.00           0.00
A5                   20,569,000.00        20,569,000.00               0.00              0.00             0.00           0.00
M1                   51,183,000.00        51,183,000.00               0.00              0.00             0.00           0.00
M2                    7,175,000.00         7,175,000.00               0.00              0.00             0.00           0.00
M3                   13,394,000.00        13,394,000.00               0.00              0.00             0.00           0.00
M4                   10,524,000.00        10,524,000.00               0.00              0.00             0.00           0.00
M5                   11,002,000.00        11,002,000.00               0.00              0.00             0.00           0.00
M6                    5,740,000.00         5,740,000.00               0.00              0.00             0.00           0.00
M7                    4,783,000.00         4,783,000.00               0.00              0.00             0.00           0.00
B1                    4,783,000.00         4,783,000.00               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
Totals              951,902,100.00       933,676,761.54               0.00     17,284,070.21             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    6,577,230.56       286,688,632.32       0.96149066        6,577,230.56
 A2                            0.00        69,488,000.00       1.00000000                0.00
 A3                   10,706,839.65       348,236,959.01       0.93545698       10,706,839.65
 A4                            0.00        82,826,000.00       1.00000000                0.00
 A-SIO                         0.00                 0.00       0.00000000                0.00
 A5                            0.00        20,569,000.00       1.00000000                0.00
 M1                            0.00        51,183,000.00       1.00000000                0.00
 M2                            0.00         7,175,000.00       1.00000000                0.00
 M3                            0.00        13,394,000.00       1.00000000                0.00
 M4                            0.00        10,524,000.00       1.00000000                0.00
 M5                            0.00        11,002,000.00       1.00000000                0.00
 M6                            0.00         5,740,000.00       1.00000000                0.00
 M7                            0.00         4,783,000.00       1.00000000                0.00
 B1                            0.00         4,783,000.00       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals               17,284,070.21       916,392,691.33       0.96269636       17,284,070.21

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      298,171,000.00       983.54924818        0.00000000        22.05858571         0.00000000
A2                       69,488,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A3                      372,264,000.00       964.21840054        0.00000000        28.76141569         0.00000000
A4                       82,826,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A-SIO                             0.00         0.00000000        0.00000000         0.00000000         0.00000000
A5                       20,569,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       51,183,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                        7,175,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       13,394,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       10,524,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       11,002,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                        5,740,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        4,783,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B1                        4,783,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         4,782,400.73      1000.00005646        0.00000000         0.00000000         0.00000000
P                               100.00         0.00000000        0.00000000         0.00000000         0.00000000
R1                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R2                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R3                                0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination.




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000        22.05858571       961.49066247        0.96149066        22.05858571
A2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A3                      0.00000000        28.76141569       935.45698485        0.93545698        28.76141569
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
A5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00005646        1.00000006         0.00000000
P                       0.00000000         0.00000000         0.00000000        1.00000000         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R3                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  298,171,000.00         2.06000%     293,265,862.88         469,877.08              0.00               0.00
A2                   69,488,000.00         2.34000%      69,488,000.00         126,468.16              0.00               0.00
A3                  372,264,000.00         2.08000%     358,943,798.66         580,691.30              0.00               0.00
A4                   82,826,000.00         2.31000%      82,826,000.00         148,810.71              0.00               0.00
A-SIO                         0.00         0.00000%     938,459,162.54               0.00              0.00               0.00
A5                   20,569,000.00         2.46000%      20,569,000.00          39,355.35              0.00               0.00
M1                   51,183,000.00         2.54000%      51,183,000.00         101,114.86              0.00               0.00
M2                    7,175,000.00         2.69000%       7,175,000.00          15,011.69              0.00               0.00
M3                   13,394,000.00         3.01000%      13,394,000.00          31,356.84              0.00               0.00
M4                   10,524,000.00         3.29000%      10,524,000.00          26,929.75              0.00               0.00
M5                   11,002,000.00         3.69000%      11,002,000.00          31,575.74              0.00               0.00
M6                    5,740,000.00         3.79000%       5,740,000.00          16,920.24              0.00               0.00
M7                    4,783,000.00         4.34000%       4,783,000.00          16,145.28              0.00               0.00
B1                    4,783,000.00         5.00000%       4,783,000.00          19,929.17              0.00               0.00
X                     4,782,400.73         0.00000%       4,782,401.00               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R1                            0.00         0.00000%               0.00               0.00              0.00               0.00
R2                            0.00         0.00000%               0.00               0.00              0.00               0.00
R3                            0.00         0.00000%               0.00               0.00              0.00               0.00
Totals              956,684,500.73                                           1,624,186.17              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00           469,877.08              0.00        286,688,632.32
A2                            0.00               0.00           126,468.16              0.00         69,488,000.00
A3                            0.00               0.00           580,691.30              0.00        348,236,959.01
A4                            0.00               0.00           148,810.71              0.00         82,826,000.00
A-SIO                         0.00               0.00                 0.00              0.00        921,175,092.33
A5                            0.00               0.00            39,355.35              0.00         20,569,000.00
M1                            0.00               0.00           101,114.86              0.00         51,183,000.00
M2                            0.00               0.00            15,011.69              0.00          7,175,000.00
M3                            0.00               0.00            31,356.84              0.00         13,394,000.00
M4                            0.00               0.00            26,929.75              0.00         10,524,000.00
M5                            0.00               0.00            31,575.74              0.00         11,002,000.00
M6                            0.00               0.00            16,920.24              0.00          5,740,000.00
M7                            0.00               0.00            16,145.28              0.00          4,783,000.00
B1                            0.00               0.00            19,929.17              0.00          4,783,000.00
X                             0.00               0.00         3,204,060.20              0.00          4,782,401.00
P                             0.00               0.00           220,285.86              0.00                100.00
R1                            0.00               0.00                 0.00              0.00                  0.00
R2                            0.00               0.00                 0.00              0.00                  0.00
R3                            0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         5,048,532.23              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    298,171,000.00         2.06000%       983.54924818        1.57586445         0.00000000         0.00000000
A2                     69,488,000.00         2.34000%      1000.00000000        1.82000000         0.00000000         0.00000000
A3                    372,264,000.00         2.08000%       964.21840054        1.55989110         0.00000000         0.00000000
A4                     82,826,000.00         2.31000%      1000.00000000        1.79666663         0.00000000         0.00000000
A-SIO                           0.00         0.00000%       980.94947973        0.00000000         0.00000000         0.00000000
A5                     20,569,000.00         2.46000%      1000.00000000        1.91333317         0.00000000         0.00000000
M1                     51,183,000.00         2.54000%      1000.00000000        1.97555556         0.00000000         0.00000000
M2                      7,175,000.00         2.69000%      1000.00000000        2.09222160         0.00000000         0.00000000
M3                     13,394,000.00         3.01000%      1000.00000000        2.34111095         0.00000000         0.00000000
M4                     10,524,000.00         3.29000%      1000.00000000        2.55888921         0.00000000         0.00000000
M5                     11,002,000.00         3.69000%      1000.00000000        2.87000000         0.00000000         0.00000000
M6                      5,740,000.00         3.79000%      1000.00000000        2.94777700         0.00000000         0.00000000
M7                      4,783,000.00         4.34000%      1000.00000000        3.37555509         0.00000000         0.00000000
B1                      4,783,000.00         5.00000%      1000.00000000        4.16666736         0.00000000         0.00000000
X                       4,782,400.73         0.00000%      1000.00005646        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R1                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R2                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R3                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All Classes are per $1,000 denomination.


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         1.57586445        0.00000000       961.49066247
A2                      0.00000000         0.00000000         1.82000000        0.00000000      1000.00000000
A3                      0.00000000         0.00000000         1.55989110        0.00000000       935.45698485
A4                      0.00000000         0.00000000         1.79666663        0.00000000      1000.00000000
A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000       962.88284417
A5                      0.00000000         0.00000000         1.91333317        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         1.97555556        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.09222160        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.34111095        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.55888921        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         2.87000000        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         2.94777700        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         3.37555509        0.00000000      1000.00000000
B1                      0.00000000         0.00000000         4.16666736        0.00000000      1000.00000000
X                       0.00000000         0.00000000       669.96899275        0.00000000      1000.00005646
P                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R3                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               23,165,469.17
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        23,165,469.17

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              832,866.73
     Payment of Interest and Principal                                                                22,332,602.44
Total Withdrawals (Pool Distribution Amount)                                                          23,165,469.17


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      391,024.65
Credit Risk Manager's Fee                                                                                 11,730.74
PMI Insurance Premium Fee                                                                                429,329.29
Securities Administrator Fee                                                                                 782.05
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        832,866.73




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Reserve Fund                                          1,000.00         242,334.93        242,334.93          1,000.00
Financial Guaranty                                        0.00         242,394.85              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         2                      0                       0                       2
                                  246,999.97             0.00                    0.00                    246,999.97

30 Days   143                     1                      0                       0                       144
          24,106,416.52           127,928.60             0.00                    0.00                    24,234,345.12

60 Days   5                       0                      0                       0                       5
          720,394.19              0.00                   0.00                    0.00                    720,394.19

90 Days   0                       0                      1                       0                       1
          0.00                    0.00                   550,000.00              0.00                    550,000.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    148                     3                      1                       0                       152
          24,826,810.71           374,928.57             550,000.00              0.00                    25,751,739.28


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.041382%              0.000000%               0.000000%               0.041382%
                                  0.026795%              0.000000%               0.000000%               0.026795%

30 Days   2.958825%               0.020691%              0.000000%               0.000000%               2.979516%
          2.615124%               0.013878%              0.000000%               0.000000%               2.629002%

60 Days   0.103455%               0.000000%              0.000000%               0.000000%               0.103455%
          0.078150%               0.000000%              0.000000%               0.000000%               0.078150%

90 Days   0.000000%               0.000000%              0.020691%               0.000000%               0.020691%
          0.000000%               0.000000%              0.059665%               0.000000%               0.059665%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    3.062280%               0.062073%              0.020691%               0.000000%               3.145044%
          2.693274%               0.040673%              0.059665%               0.000000%               2.793612%

                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              123,500.00            0.00                 0.00                 123,500.00

 30 Days                 7                    0                     0                    0                    7
                         714,198.09           0.00                  0.00                 0.00                 714,198.09

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  7                    1                     0                    0                    8
                         714,198.09           123,500.00            0.00                 0.00                 837,698.09



 0-29 Days                                    0.143062%             0.000000%            0.000000%            0.143062%
                                              0.110219%             0.000000%            0.000000%            0.110219%

 30 Days                 1.001431%            0.000000%             0.000000%            0.000000%            1.001431%
                         0.637393%            0.000000%             0.000000%            0.000000%            0.637393%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.001431%            0.143062%             0.000000%            0.000000%            1.144492%
                         0.637393%            0.110219%             0.000000%            0.000000%            0.747611%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 65                   0                     0                    0                    65
                         10,153,801.35        0.00                  0.00                 0.00                 10,153,801.35

 60 Days                 3                    0                     0                    0                    3
                         461,941.83           0.00                  0.00                 0.00                 461,941.83

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  68                   0                     0                    0                    68
                         10,615,743.18        0.00                  0.00                 0.00                 10,615,743.18



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 3.729203%            0.000000%             0.000000%            0.000000%            3.729203%
                         3.336745%            0.000000%             0.000000%            0.000000%            3.336745%

 60 Days                 0.172117%            0.000000%             0.000000%            0.000000%            0.172117%
                         0.151803%            0.000000%             0.000000%            0.000000%            0.151803%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  3.901320%            0.000000%             0.000000%            0.000000%            3.901320%
                         3.488548%            0.000000%             0.000000%            0.000000%            3.488548%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 9                    1                     0                    0                    10
                         599,410.93           127,928.60            0.00                 0.00                 727,339.53

 60 Days                 1                    0                     0                    0                    1
                         20,952.36            0.00                  0.00                 0.00                 20,952.36

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  10                   1                     0                    0                    11
                         620,363.29           127,928.60            0.00                 0.00                 748,291.89



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 1.388889%            0.154321%             0.000000%            0.000000%            1.543210%
                         0.569609%            0.121568%             0.000000%            0.000000%            0.691177%

 60 Days                 0.154321%            0.000000%             0.000000%            0.000000%            0.154321%
                         0.019911%            0.000000%             0.000000%            0.000000%            0.019911%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  1.543210%            0.154321%             0.000000%            0.000000%            1.697531%
                         0.589519%            0.121568%             0.000000%            0.000000%            0.711087%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    1                     0                    0                    1
                                              123,499.97            0.00                 0.00                 123,499.97

 30 Days                 62                   0                     0                    0                    62
                         12,639,006.15        0.00                  0.00                 0.00                 12,639,006.15

 60 Days                 1                    0                     0                    0                    1
                         237,500.00           0.00                  0.00                 0.00                 237,500.00

 90 Days                 0                    0                     1                    0                    1
                         0.00                 0.00                  550,000.00           0.00                 550,000.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  63                   1                     1                    0                    65
                         12,876,506.15        123,499.97            550,000.00           0.00                 13,550,006.12



 0-29 Days                                    0.057372%             0.000000%            0.000000%            0.057372%
                                              0.030858%             0.000000%            0.000000%            0.030858%

 30 Days                 3.557085%            0.000000%             0.000000%            0.000000%            3.557085%
                         3.157988%            0.000000%             0.000000%            0.000000%            3.157988%

 60 Days                 0.057372%            0.000000%             0.000000%            0.000000%            0.057372%
                         0.059342%            0.000000%             0.000000%            0.000000%            0.059342%

 90 Days                 0.000000%            0.000000%             0.057372%            0.000000%            0.057372%
                         0.000000%            0.000000%             0.137423%            0.000000%            0.137423%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  3.614458%            0.057372%             0.057372%            0.000000%            3.729203%
                         3.217330%            0.030858%             0.137423%            0.000000%            3.385611%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm

 Weighted Average Gross Coupon                                                     6.928869%
 Weighted Average Net Coupon                                                       6.428869%
 Weighted Average Pass-Through Rate                                                5.878889%
 Weighted Average Maturity(Stepdown Calculation )                                        354
 Beginning Scheduled Collateral Loan Count                                             4,907

 Number Of Loans Paid In Full                                                             74
 Ending Scheduled Collateral Loan Count                                                4,833
 Beginning Scheduled Collateral Balance                                       938,459,162.54
 Ending Scheduled Collateral Balance                                          921,175,092.33
 Ending Actual Collateral Balance at 30-Sep-2004                              921,807,956.44
 Monthly P &I Constant                                                          6,081,231.10
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                              662,514.29
 Unscheduled Principal                                                         16,621,555.92



                             Miscellaneous Reporting
   Monthly Excess Cash                                           2,961,665.35
   Overcollateralization Amount                                  4,782,501.00
   Overcollateralization Deficiency                                      0.00
   Targeted Overcollateralization Amount                         4,782,501.00
   Cap Payment                                                     242,394.85

                        Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                              Mixed Fixed                        Mixed ARM                      Mixed Fixed
Weighted Average Coupon Rate                           7.031316                         6.963706                         6.710463
Weighted Average Net Rate                              6.531316                         6.463706                         6.210464
Weighted Average Maturity                                   354                              354                              350
Beginning Loan Count                                        704                            1,770                              652
Loans Paid In Full                                            5                               27                                4
Ending Loan Count                                           699                            1,743                              648
Beginning Scheduled Balance                      113,116,150.31                   309,489,036.03                   105,479,479.41
Ending scheduled Balance                         111,962,227.23                   304,065,728.55                   105,139,958.17
Record Date                                          09/30/2004                       09/30/2004                       09/30/2004
Principal And Interest Constant                      766,249.99                     2,034,279.16                       698,048.38
Scheduled Principal                                  103,453.85                       238,287.05                       108,201.55
Unscheduled Principal                              1,050,469.23                     5,185,020.43                       231,319.69
Scheduled Interest                                   662,796.14                     1,795,992.11                       589,846.83
Servicing Fees                                        47,131.73                       128,953.77                        43,949.78
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                                0.00                             0.00                             0.00
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                             49,903.55                       147,921.89                        29,193.91
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         565,760.86                     1,519,116.45                       516,703.14
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.001911                         5.890159                         5.878335

                      Group Level Collateral Statement
Group                                                      2(B)                             Total
Collateral Description                                Mixed ARM                 Mixed Fixed & Arm
Weighted Average Coupon Rate                           6.930494                          6.928869
Weighted Average Net Rate                              6.430494                          6.428869
Weighted Average Maturity                                   350                               354
Beginning Loan Count                                      1,781                             4,907
Loans Paid In Full                                           38                                74
Ending Loan Count                                         1,743                             4,833
Beginning Scheduled Balance                      410,374,496.79                    938,459,162.54
Ending scheduled Balance                         400,007,178.38                    921,175,092.33
Record Date                                          09/30/2004                        09/30/2004
Principal And Interest Constant                    2,582,653.57                      6,081,231.10
Scheduled Principal                                  212,571.84                        662,514.29
Unscheduled Principal                             10,154,746.57                     16,621,555.92
Scheduled Interest                                 2,370,081.73                      5,418,716.81
Servicing Fees                                       170,989.37                        391,024.65
Master Servicing Fees                                      0.00                              0.00
Trustee Fee                                                0.00                              0.00
FRY Amount                                                 0.00                              0.00
Special Hazard Fee                                         0.00                              0.00
Other Fee                                            203,091.99                        430,111.34
Pool Insurance Fee                                         0.00                              0.00
Spread Fee 1                                               0.00                              0.00
Spread Fee 2                                               0.00                              0.00
Spread Fee 3                                               0.00                              0.00
Net Interest                                       1,996,000.37                      4,597,580.82
Realized Loss Amount                                       0.00                              0.00
Cumulative Realized Loss                                   0.00                              0.00
Percentage of Cumulative Losses                          0.0000                            0.0000
Prepayment Penalties                                       0.00                              0.00
Special Servicing Fee                                      0.00                              0.00
Pass-Through Rate                                      5.836621                          5.878889

EX-99.2



                theMurrayhillcompany
SAIL 2004-BNC1

Credit Risk Manager Report

September 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

                                  Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics


Section One
Transaction Summary

                theMurrayhillcompany
SAIL 2004-BNC1
Transaction Summary
September 2004


Transaction Summary

Closing Date :                                    07/30/2004
Depositor:                                        Structured Asset Securities Corporation
Trustee:                                          LaSalle Bank, National Association
Master Servicer:                                  Aurora Loan Services Master Servicing
Servicers:                                        Chase Home Mortgage Corp., Wells Fargo Home Mortgage
Mortgage Insurer:                                 Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method 1:                   OTS1


Collateral Summary


                               Closing Date                 8/31/20042                  8/31/2004 as a Percentage
                                                                                        of Closing Date
Collateral Balance             $956,684,501                 $147,432,198                15.39%
Loan Count                     4,976                        839                         16.86%

Collateral Statistics

                                                         Loan Count                      Summed Balance
Repurchases3                                             0                               $         0
First Payment Defaults                                   6                               $         1,050,745
Early Payment Defaults 4                                 1                               $         31,111
Multiple Loans to One Borrower                           0                               $         0


                                                       Second Lien Statistics
                                                         Loan Count                      Summed Balance
Outstanding Second Lien Loans                            0                               $         0
30 Days Delinquent                                       0                               $         0
60 Days Delinquent                                       0                               $         0
90+ Days Delinquent                                      0                               $         0



1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the correspon ding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis. In the 9/25/2004 distribution, Murrayhill only received data from one of the servicer's of this security.
3 Refers to loans repurchased in the current month.
4 A default that occurs on the second or third scheduled payment

Hurricane Update

This month, Murrayhill identified all active loans within this portfolio which are secured by properties located in disaster relief areas affected by Hurricanes Charley, Frances, Ivan, and Jeanne. We are working with the servicers to obtain information regarding their hurricane disaster relief policies, and will be monitoring each loan to ensure the appropriate actions are taken by each servicer. As of mortgage data through 8/31/2004, 99 loans have been identified in SAIL 2004-BNC1.

(C) 2004 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis


Reconciliation of Prepayment Premiums for SAIL 2004-BNC1
Mortgage Data Through: August 31, 2004




Section 1:  Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.


                                                             Trustee Remittance Date
                                           25-Sep-04         25-Aug-04
                  TOTAL                    $37,855           $51,353




Section 2:  Prepayment premiums remitted to the P Class by the trustee. This information is taken from the statement to
            Certificateholders prepared by the trustee.


                                                              Trustee Remittance Date
                  Class                     25-Sep-04         25-Aug-04
                  P Class                   $37,855           $51,353



Section 3:  Reconciliation of the amounts remitted by the servicer to the trustee, and the amount remitted to the P Class by the trustee.



                  Amount remitted by servicer:             $37,855
                  Amount remitted to the P Class:          $37,855
                  Difference:                              $0


Aggregate Paid-Off Loans Report for SAIL 2004-BNC1
Mortgage Data Through: August 31, 2004


Trustee Remittance Date                                              25-Sep-04                         25-Aug-04
Loans with Active Prepayment Flags with Premiums
                                                                     7                                 8
Remitted (A)


Loans without Prepayment Flags with Premiums Remitted                0                                 0

Total Loans with Premiums Remitted (B)                               7                                 8

Loans with Active Prepayment Flags (C)                               7                                 8


Loans without Prepayment Flags with Premiums Remitted                0                                 0

Subtotal (D)                                                         7                                 8


Premiums Remitted for loans with Active Prepayment
                                                                     100.0%                            100.0%
Flags (A/C)


Total Loans with Premiums Remitted to the Subtotal (B/D)             100.0%                            100.0%


Total Paid-Off Loans (E)                                             44                                25
Total Loans with Premiums Remitted to the Total Paid-Off
                                                                     15.9%                             32.0%
Loans (B/E)


Paid-Off Loans Exception Report for SAIL 2004-BNC1
Mortgage Data Through: August 31, 2004


                                                                                                                  Total

Total Paid-Off Loans with Flags                                                                                   7
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)*                                                    0


Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at the Time of Liquidation*               0



Repurchased/Service Transferred Loans*                                                                            0


Loans that were Liquidated from REO status*                                                                       0


Loans with Discrepancies between the Data File and the Note*                                                      0

Defaulted Liquidated Loans that Could Not Have Premiums Collected because of the Acceleration of the
Debt*                                                                                                             0


Loans that were Liquidated Through Loss Mitigation Efforts*                                                       0
Total Paid-Off Loans with Active Prepayment Flags (C)                                                             7

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes                                     0


Paid-Off Loans with Active Prepayment Flags that Did Not Have Premiums Remitted                                   0

* These categories are mutually exclusive.

Paid-Off Loans With Prepayment Flags for SAIL 2004-BNC1
Mortgage Data Through: August 31, 2004

Loan number   Delinquency     Origination  PPP     Exp. Date     Payoff
              String           Date        Flag                  Balance


   5387413         0        5/7/04               2      5/7/06    $198,000
   5388576         0        5/7/04               2      5/7/06     $45,461
   5390900         0        5/12/04              2     5/12/06    $470,601
   5423762         0        5/27/04              2     5/27/06    $285,000
   5390474         0        5/6/04               3      5/6/07    $153,173
   5387910         0        5/11/04              3     5/11/07    $124,994
   5391251         0        5/13/04              3     5/13/07    $230,723



Paid-Off Loans With Prepayment Flags for SAIL 2004-BNC1
Mortgage Data Through: August 31, 2004 (Cont.)

Loan Number      PPP Remitted          % of     No Premium       PPP              Comments
                                    Premium to  Collected,     Collected,
                                     Payoff     w/Flag          No Flag
                                     Balance

   5387413         $4,744            2%
   5388576           $452            1%
   5390900         $9,360            2%
   5423762         $7,524            3%
   5390474         $4,845            3%
   5387910         $3,454            3%
   5391251         $7,476            3%


(C) 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loan-Level Report


Loan-Level Report Definitions


FICO(R) : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas.
Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and
REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the
Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan. The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4272305            1          GA       10/1/2003       Sale Price         $225,000              $225,000
100%               22.96%     12/1/2004 $51,668         39FFRRRR
667                10/1/2003           9/2/2003        $225,000           $224,913              100%
Active
Default Reason: Curtailment of Income
9/28/2004               This loan was added to the Watchlist because it is in REO status. It has a current loan to value ratio of
100 percent. The property sold on 9/2/2004 for $225,000. We will ensure any sales proceeds are passed onto the trust.

4278715            1      IN           8/1/2003      Internal Estimate       $404,000
$363,600                  90%          37.22%        1/1/2005   $135,361     69FFFFFF
663                10/1/2003           6/30/2004     $307,040   $362,785     118%
Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it has a high estimated loss severity. It is active in foreclosure with a current loan to value ratio of 118 percent. Murrayhill will monitor this loan to ensure that the state foreclosure timeline is adhered to.

4278923            2 CA                11/1/2003             Sale Price              $380,000                 $75,800 20%
98.62%             12/1/2004           $74,758 36999999
620                11/1/2003           9/3/2003              $379,000                $75,773 20%              Active
Default Reason: (Unknown)
9/28/2004               This loan has been added to the Watchlist because it is a delinquent second lien. The loan is currently 274 days delinquent. The senior lien has an unpaid principal balance of $303,200. Murrayhill has inquired with the servicer regarding the status of this loan.

4279068            2        CA            10/1/2003          Internal Estimate                       $425,000
$63,750            15%      275.74%       3/1/2005           $175,787               CCCCC369
685                4/1/2004               6/30/2004          $323,000               $63,573          20%      Active
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $361,250. The second lien is currently 122 days delinquent. We have asked the servicer for details regarding the senior lien.

* The estimated loss includes estimated mortgage insurance proceeds where


SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist

Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4267578            2 TX                10/1/2003             Sale Price              $390,000                 $78,000 20%
92.55%             3/1/2005            $72,196 CCC36999
603                2/1/2004            8/27/2003             $390,000                $77,805 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $312,000. We has asked the servicer for details regarding the senior lien.

4268049  2              CO          10/1/2003              Sale Price             $700,000                $100,000
14%         131.30%  7/1/2005                  $131,305                CCC69999
596         1/1/2004                9/2/2003               $699,900               $99,851  14%            Active - BK
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The borrower is currently active in bankruptcy. The senior lien has an unpaid principal balance of $599,900. Murrayhill has contacted the servicer to inquire if the borrower is current on their post petition payments.

4268303            2          CO       11/1/2003                  Sale Price         $530,000                 $100,000
19%                96.57%     8/1/2005 $96,577                    CC336999
692                2/1/2004            9/30/2003                  $530,000           $99,855 19%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $420,000. We have asked the servicer for details regarding the senior lien.

4268324            2 TX                11/1/2003             Sale Price              $279,000                 $50,000 18%
97.69%             3/1/2005            $48,849 3CC36999
632                2/1/2004            9/25/2003             $250,000                $49,908 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $200,000. We have asked the servicer for details regarding the senior lien.

4268342            2          TX       11/1/2003   Sale Price   $600,000              $120,000
20%                90.20%     3/1/2005 $108,252    CCC36FFF
746                2/1/2004            9/30/2003   $600,000     $119,785              20%
Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The loan has been active in foreclosure for three months. The senior lien has an unpaid principal balance of $480,000. We have asked the servicer for details regarding the senior lien.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.

SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)           Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4268413            2          TX       11/1/2003             Sale Price              $575,000              $115,000
20%                90.44%     3/1/2005 $104,012 CCC36F99
650                2/1/2004            9/26/2003             $575,000                $114,794              20%
Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $460,000. We have asked the servicer for details regarding the senior lien.

4268467            2 TX                11/1/2003             Sale Price              $290,000                 $58,000 20%
95.99%             3/1/2005            $55,680 CCC36999
649                2/1/2004            9/26/2003             $290,000                $57,896 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $232,000. We have asked the servicer for details regarding the senior lien.

4275516            1          MN       12/1/2003       Appraisal          $179,000               $157,250
88%                13.77%     7/1/2005 $21,664         C699F999
553             11/1/2003                 1/23/2004          $175,000               $157,250               90%
Active - BK - Pay Plan
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it is a delinquent loan that was originated for a cash out refinance. It has a current loan to value ratio of 90 percent. The foreclosure process was stopped because the borrower for for
Chapter 13 bankruptcy. Murrayhill will monitor the forbearance plan which starts on 9/16/2004.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.


SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4266473            1 TN                11/1/2003             Sale Price                  $45,000     $40,500 90%
28.11%             5/1/2005            $11,388 33369999
586                4/1/2004            9/11/2003             $45,000 $40,417             90%         Active - BK
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because the borrower filed for Chapter 13 bankruptcy on 3/26/2004.
Murrayhill has verified that the borrower is current on their forbearance plan.

4277926            2 FL                12/1/2003              Sale Price             $160,000                 $32,000 20%
118.80%            4/1/2005            $38,018 CC369999
615                1/1/2004            10/30/2003             $160,000               $31,973 20%              Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $128,000. Murrayhill has estimated that there is no equity to pursue on that loan and requested that the servicer charge off this loan.

4278024            2 CA                12/1/2003              Sale Price             $293,000                 $58,600 20%
103.59%            4/1/2005            $60,709 CCC36999
623                2/1/2004            10/30/2003             $293,000               $58,542 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $234,000. We have asked the servicer for details regarding the senior lien.


4278030            1      MI              12/1/2003          BPO             $76,000 $60,000         79%        66.31%
6/1/2005                  $39,792         3FFFFFFF
540                11/1/2003              8/16/2004          $40,000         $60,000 150%            Active
Default Reason: (Unknown)
9/28/2004               This loan has been added to the Watchlist because it was originated as a cash out refinance and the value has declined 47 percent since origination. It has a current loan to value ratio of 150 percent. Comments in the servicers system indicate the property suffers from deferred maintenance. Murrayhill has asked the servicer for details behind the delay in the foreclosure timeline.

4278369            1          CA       12/1/2003    Sale Price   $235,000              $188,000
80%                -4.21%     5/1/2005 ($7,925)     CCCCCFFF
521                3/1/2004            10/17/2003   $235,000     $187,345              80%
Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because of the delay in the foreclosure timeline. A BPO conducted on
6/15/2004 valued the property at $265,000. Murrayhill has asked the servicer if they have an estimated foreclosure sale date.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.

SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4266426            2 TX                8/1/2003              Sale Price              $150,000                 $21,750 15%
114.24%            12/1/2004           $24,849 69999999
656                10/1/2003           6/17/2003             $145,000                $21,603 15%              Active
Default Reason: Excessive Use of Credit
9/28/2004               This loan has been added to the Watchlist because it is a delinquent second lien. The loan is currently 304 days delinquent and does not appear to be on a payment plan or in bankruptcy. The senior lien has an unpaid principal balance of
$116,000. Murrayhill has inquired with the servicer regarding the status of this loan and recommended that it be charged off.

4266481            1      CA           3/1/2003      Internal Estimate           $1,200,000
$817,000                  68%          12.15%        3/1/2005   $99,294          CCCCCCC9
671                2/1/2004            6/30/2004     $804,000                    $801,977   100%
Active
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it has a high estimated loss severity, and a current loan to value ratio of 100 percent. We have asked the servicer why the loan went from current to 90 days delinquent in one month.

4267131            1      MA           10/1/2003             Internal Estimate                  $385,000
$346,500                  90%          31.18% 5/1/2005       $108,069                           C3336966
591                5/1/2004            6/30/2004             $292,600 $344,546 118%
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist  because it has a high estimated  loss severity. It has a current loan to value ratio of 118 percent. Murrayhill will monitor the status of the payment plan.

4269289            1      OH              11/1/2003          BPO             $50,000 $45,000         90%        91.08%
2/1/2005                  $40,989         36FFFFFF
557                11/1/2003              4/9/2004           $25,000         $44,979 180%            Active
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it has been in foreclosure status for six months and because it has a high estimated loss severity. It has a current loan to value ratio of 180 percent. A BPO conducted on 4/9/2004 valued the property at $25,000, a 50 percent value decline since origination. We have inquired with the servicer regarding a reason for the value decline. The state of Ohio has a seven month foreclosure timeline, we will ensure this timeline is adhered to.

4269524            1      CA           11/1/2003             BPO          $260,000    $208,000      80%
-1.06%             7/1/2005            ($2,212)              6999999F
535                11/1/2003           8/26/2004             $248,000     $207,829    84%
Active
Default Reason: Excessive Use of Credit
9/28/2004               This loan was added to the Watchlist because it is an initial payment default that is active in foreclosure.
The state of California has a four month foreclosure timeline. Murrayhill will monitor this timeline.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4270185            1      MN           11/1/2003             BPO          $350,000    $315,000       90%
31.61%             12/1/2004           $99,588 69FFFFFF
627                10/1/2003           4/6/2004              $285,000     $315,000    111%
Active
Default Reason: (Unknown)
9/28/2004               This loan has been added to the Watchlist because it is a first payment default with a high estimated loss amount.  This loan was originated for the purpose of a cash out refinance. A BPO conducted on 4/6/2004 gave the property a value of
$285,000, a 19 percent decline since origination. The loan is currently in the sixth month of foreclosure in Minnesota, which will then be followed by a six month redemption period. We have asked the servicer for details behind the delay in the foreclosure timeline.

4270522            1      WA           11/1/2003             BPO          $535,000    $374,500       70%
27.62%             12/1/2004           $103,443              C3FFFFFF
617                12/1/2003           5/19/2004             $335,000     $373,890    112%
Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it is active in foreclosure and has a high estimated loss severity. It has a current loan to value ratio of 112 percent Murrayhill has questioned the servicer for reasons behind the foreclosure delay.

4272155            1      PA              11/1/2003          BPO             $50,000 $35,000         70%        86.26%
3/1/2005                  $30,192         36FFFFFF
541                11/1/2003              4/5/2004           $26,000         $34,986 135%            Active
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it has a high estimated loss severity. It has a current loan to value ratio of 135 percent. A BPO performed on 4/5/2004 valued the property at $26,000, a 48 percent value decline since origination.  We have asked the servicer for details behind the value decline.

4274710            2        MI            12/1/2003          Internal Estimate                       $285,000
$57,000            20%      206.87%       1/1/2005           $117,920               CC3CC36F
607                4/1/2004               6/30/2004          $216,600               $56,293          26%      Active
Default Reason: Servicing Problems
10/4/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $228,000. The junior lien is currently 122 days delinquent, We have asked the servicer for details regarding the status of the senior lien.

4275284            2 CA                12/1/2003             Sale Price              $497,000                 $99,400 20%
93.91%             12/1/2004           $93,351 336699FF
640                12/1/2003           10/7/2003             $497,000                $99,273 20%              Active
Default Reason: (Unknown)
9/28/2004               This loan has been added to the  Watchlist  because it is a delinquent  second lien.
The property is currently active in foreclosure. Murrayhill will ensure state foreclosure timelines are met.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.

Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)         Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4275580            1      CA           12/1/2003             BPO          $435,000    $348,000      80%
-17.36%            12/1/2004           ($60,443)             C366FFFF
537                1/1/2004            7/9/2004              $485,000     $347,555    72%
Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it has been in foreclosure status for four months. The loan is currently active in foreclosure in the state of California which has a four month foreclosure timeline. Murrayhill will monitor the foreclosure process.
4275808            1          NJ       11/1/2003       Sale Price          $287,000              $287,000
100%               26.75%     2/1/2005 $76,799         699FFFFF
729                10/1/2003           9/10/2003       $287,000            $287,000              100%
Active
Default Reason: (Unknown)
9/28/2004               This loan was added to the Watchlist because it is active in foreclosure with a high estimated loss .
severity.  It has a current loan to value ratio of 100 percent. The property sold for $287,000 on 9/10/2004. Murrayhill will ensure any sales proceeds are passed onto the trust.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.

596         1/1/2004                9/2/2003               $699,900               $99,851  14%            Active - BK
Default Reason: (Unknown)
10/4/2004               This loan was added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The borrower is currently active in bankruptcy. The senior lien has an unpaid principal balance of $599,900. Murrayhill has contacted the servicer to inquire if the borrower is current on their post petition payments.

4268303            2          CO       11/1/2003                  Sale Price         $530,000                 $100,000
19%                96.57%     8/1/2005 $96,577                    CC336999
692                2/1/2004            9/30/2003                  $530,000           $99,855 19%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $420,000. We have asked the servicer for details regarding the senior lien.

4268324            2 TX                11/1/2003             Sale Price              $279,000                 $50,000 18%
97.69%             3/1/2005            $48,849 3CC36999
632                2/1/2004            9/25/2003             $250,000                $49,908 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The senior lien has an unpaid principal balance of $200,000. We have asked the servicer for details regarding the senior lien.

4268342            2          TX       11/1/2003   Sale Price   $600,000              $120,000
20%                90.20%     3/1/2005 $108,252    CCC36FFF
746                2/1/2004            9/30/2003   $600,000     $119,785              20%
Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The loan has been active in foreclosure for three months. The senior lien has an unpaid principal balance of $480,000. We have asked the servicer for details regarding the senior lien.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.

SAIL 2004-1 Loan-Level Report
Mortgage Data Through: August 31, 2004
Watchlist


Lien        State       First Pmt.             Valuation               Orig. Appr.            Orig Amount             OLTV
Severity                Liq. Date              Est (Gain)/Loss  *                 Delinquency
Loan Number             Group       FICO       (R)           Last Paid Dt.          Valuation Date    Current
Value       Current Bal             CLTV       MI Type  Coverage                  MI Certificate    Status
4268413            2          TX       11/1/2003             Sale Price              $575,000              $115,000
20%                90.44%     3/1/2005 $104,012 CCC36F99
650                2/1/2004            9/26/2003             $575,000                $114,794              20%
Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $460,000. We have asked the servicer for details regarding the senior lien.

4268467            2 TX                11/1/2003             Sale Price              $290,000                 $58,000 20%
95.99%             3/1/2005            $55,680 CCC36999
649                2/1/2004            9/26/2003             $290,000                $57,896 20%              Active
Default Reason: (Unknown)
10/4/2004               This loan has been added to the Watchlist because it is a delinquent second lien with a high estimated loss severity. The junior lien is currently 183 days delinquent. The senior lien has an unpaid principal balance of $232,000. We have asked the servicer for details regarding the senior lien.

4275516            1          MN       12/1/2003       Appraisal          $179,000               $157,250
88%                13.77%     7/1/2005 $21,664         C699F999


(C) 2004 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics


SAIL 2004-1 FICO Distribution by Status
Mortgage Data Through: August 31, 2004
FICO             Delinquency             Percentage
500              Current 0.008
500              Delinquent              0.017
500              Paid Off                0.01
510              Current 0.02
510              Delinquent              0.046
510              Paid Off                0.034
520              Current 0.024
520              Delinquent              0.068
520              Paid Off                0.041
530              Current 0.037
530              Delinquent              0.068
530              Paid Off                0.038
540              Current 0.036
540              Delinquent              0.08
540              Paid Off                0.041
550              Current 0.037
550              Delinquent              0.063
550              Paid Off                0.042
560              Current 0.036
560              Delinquent              0.082
560              Paid Off                0.045
570              Current 0.034
570              Delinquent              0.06
570              Paid Off                0.047
580              Current 0.044
580              Delinquent              0.053
580              Paid Off                0.053
590              Current 0.042
590              Delinquent              0.051
590              Paid Off                0.043
600              Current 0.051
600              Delinquent              0.059
600              Paid Off                0.042
610              Current 0.056
610              Delinquent              0.04
610              Paid Off                0.047
620              Current 0.064
620              Delinquent              0.046
620              Paid Off                0.062
630              Current 0.069
630              Delinquent              0.06
630              Paid Off                0.065
640              Current 0.056
640              Delinquent              0.026
640              Paid Off                0.069
650              Current 0.056
650              Delinquent              0.031
650              Paid Off                0.045
660              Current 0.051
660              Delinquent              0.034
660              Paid Off                0.056
670              Current 0.043
670              Delinquent              0.026
670              Paid Off                0.038
680              Current 0.046
680              Delinquent              0.015
680              Paid Off                0.038
690              Current 0.035
690              Delinquent              0.019
690              Paid Off                0.027
700              Current 0.028
700              Delinquent              0.009
700              Paid Off                0.026
710              Current 0.024
710              Delinquent              0.008
710              Paid Off                0.017
720              Current 0.02
720              Delinquent              0.009
720              Paid Off                0.014
730              Current 0.018
730              Delinquent              0.003
730              Paid Off                0.015
740              Current 0.016
740              Delinquent              0.005
740              Paid Off                0.01
750              Current 0.015
750              Delinquent              0.006
750              Paid Off                0.009
760              Current 0.012
760              Delinquent              0.003
760              Paid Off                0.01
770              Current 0.008
770              Delinquent              0.005
770              Paid Off                0.007
780              Current 0.009
780              Delinquent              0.005
780              Paid Off                0.005
790              Current 0.004
790              Paid Off                0.002
800              Current 0.002
800              Paid Off                0.001
810              Current 0

Status             # of Loans            Average      Std. Deviation
Current            10,174     627        65.36
Delinquent                    646        588          59.389
Paid Off                      2,551      615          64.695
Total:             13,371

SAIL 2004-1 Loan-to-Value Distribution by
Mortgage Data Through: August 31, 2004
LTV             Delinquency              Percentage
0               Current 0.001
0               Paid Off                 0.001
0.1             Paid Off                 0.02
0.1             Current 0.016
0.1             Delinquent               0.005
0.2             Current 0.067
0.2             Delinquent               0.057
0.2             Paid Off                 0.071
0.3             Delinquent               0.003
0.3             Paid Off                 0.005
0.3             Current 0.008
0.4             Delinquent               0.009
0.4             Current 0.014
0.4             Paid Off                 0.012
0.5             Paid Off                 0.029
0.5             Delinquent               0.019
0.5             Current 0.033
0.6             Paid Off                 0.054
0.6             Delinquent               0.034
0.6             Current 0.06
0.7             Current 0.118
0.7             Delinquent               0.118
0.7             Paid Off                 0.13
0.8             Delinquent               0.382
0.8             Current 0.333
0.8             Paid Off                 0.347
0.9             Delinquent               0.313
0.9             Current 0.274
0.9             Paid Off                 0.275
1               Current 0.077
1               Paid Off                 0.056
1               Delinquent               0.06

Status             # of Loans            Average      Std. Deviation
Current            10,174     0.806      0.136
Delinquent                    646        0.816        0.112
Paid Off                      2,551      0.807        0.125
Total:             13,371

SAIL 2004-1 Balance Distribution by Status
Mortgage Data Through: August 31, 2004
Balance            Delinquency           Percentage
0                  Current 0
0                  Delinquent            0.008
10000              Current 0.003
20000              Delinquent            0.005
20000              Current 0.014
30000              Current 0.03
30000              Delinquent            0.017
40000              Current 0.028
40000              Delinquent            0.031
50000              Current 0.037
50000              Delinquent            0.051
60000              Delinquent            0.07
60000              Current 0.042
70000              Current 0.042
70000              Delinquent            0.051
80000              Current 0.042
80000              Delinquent            0.046
90000              Current 0.039
90000              Delinquent            0.056
100000             Delinquent            0.048
100000             Current 0.048
110000             Current 0.047
110000             Delinquent            0.033
120000             Delinquent            0.046
120000             Current 0.045
130000             Delinquent            0.033
130000             Current 0.046
140000             Delinquent            0.039
140000             Current 0.043
150000             Current 0.04
150000             Delinquent            0.036
160000             Delinquent            0.026
160000             Current 0.035
170000             Current 0.038
170000             Delinquent            0.023
180000             Delinquent            0.04
180000             Current 0.033
190000             Delinquent            0.04
190000             Current 0.029
200000             Delinquent            0.028
200000             Current 0.028
210000             Delinquent            0.029
210000             Current 0.025
220000             Current 0.023
220000             Delinquent            0.02
230000             Delinquent            0.017
230000             Current 0.019
240000             Delinquent            0.012
240000             Current 0.018
250000             Delinquent            0.015
250000             Current 0.019
260000             Current 0.015
260000             Delinquent            0.017
270000             Current 0.014
270000             Delinquent            0.02
280000             Delinquent            0.02
280000             Current 0.013
290000             Current 0.014
290000             Delinquent            0.014
300000             Current 0.014
300000             Delinquent            0.008
310000             Delinquent            0.003
310000             Current 0.009
320000             Delinquent            0.011
320000             Current 0.01
330000             Current 0.009
330000             Delinquent            0.008
340000             Delinquent            0.011
340000             Current 0.009
350000             Current 0.009
350000             Delinquent            0.003
360000             Current 0.006
360000             Delinquent            0.005
370000             Current 0.006
370000             Delinquent            0.008
380000             Delinquent            0.006
380000             Current 0.006
390000             Current 0.006
390000             Delinquent            0.003
400000             Delinquent            0.008
400000             Current 0.007
410000             Delinquent            0.003
410000             Current 0.004
420000             Current 0.003
420000             Delinquent            0.003
430000             Delinquent            0.002
430000             Current 0.002
440000             Delinquent            0.002
440000             Current 0.003
450000             Current 0.003
450000             Delinquent            0.003
460000             Current 0.002
460000             Delinquent            0.003
470000             Delinquent            0.002
470000             Current 0.002
480000             Current 0.002
480000             Delinquent            0.002
490000             Delinquent            0.003
490000             Current 0.002
500000             Delinquent            0.002
500000             Current 0.002
510000             Delinquent            0.002
510000             Current 0
520000             Current 0.001
530000             Current 0.001
540000             Current 0.001
540000             Delinquent            0.002
550000             Current 0.001
560000             Current 0.001
570000             Delinquent            0.002
570000             Current 0.001
580000             Current 0.001
590000             Current 0.001
600000             Current 0.001
600000             Delinquent            0.002
610000             Current 0.001
620000             Current 0
630000             Current 0
640000             Current 0.001
650000             Delinquent            0.002
650000             Current 0
660000             Current 0
670000             Current 0
690000             Current 0
700000             Current 0
 710000            Current 0
730000             Current 0
740000             Current 0
750000             Delinquent          0.002
750000             Current 0
790000             Current 0
790000             Delinquent          0.002
800000             Delinquent          0.002
810000             Current 0
820000             Current 0
840000             Current 0
850000             Current 0
890000             Current 0
950000             Current 0
980000             Current 0
1000000            Current 0
1060000            Current 0
1300000            Current 0
1400000            Current 0
Status             # of Loans          Average        Std. Deviation
Current            10,174     169,240.64              113,965.45
Delinquent                    646      163,342.89     113,626.88
Total:             10,820

SAIL 2004-1 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Type                 Delinquency           Percentage
Investment Home               Current 0.089
Investment Home               Delinquent            0.074
Investment Home               Paid Off              0.076
Primary Home                  Current 0.904
Primary Home                  Delinquent            0.924
Primary Home                  Paid Off              0.921
Second Home                   Current 0.007
Second Home                   Delinquent            0.002
Second Home                   Paid Off              0.003


Mortgage Type                 Loan Count             Total Balance       Avg. Balance    Std. Deviation
ARM                8,675      1,233,463,678.35                142,186.01            118,894.02
Balloon            440        20,719,010.46          47,088.66              61,388.43
Fixed              4,256      573,191,132.15         134,678.37             129,427.77
Total:             13,371     1,827,373,820.96

SAIL 2004-1 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Term                 Delinquency           Percentage
0                 Current     0
120               Current     0.001
120               Paid Off               0.001
180               Current     0.063
180               Paid Off               0.057
180               Delinquent             0.029
240               Current     0.032
240               Delinquent             0.019
240               Paid Off               0.033
300               Current     0
360               Delinquent             0.952
360               Current     0.904
360               Paid Off               0.909

# of Loans                    Other      120        180          240      300           360
13,371   1                    16         806        418          3        12,127


SAIL 2004-1 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2004

Origination Statistics       Current Loans          Delinquent Loans            Paid Off Loans
Number of Loans:             13,562                  Number of Loans:   10,174  Number of Loans:
646 Number of Loans:                                 2,551

Purpose            Number     Percentage             Purpose      Number     Percentage            Purpose      Number
Percentage                    Purpose     Number     Percentage
Cash-out refinance                        7,082      52.2%        Cash-out refinance               5,226        51.4%
Cash-out refinance                        345        53.4%        Cash-out refinance               1,462        57.3%
Purchase                      4,949       36.5%      Purchase                3,768      37.0%      Purchase                242
37.5%              Purchase               808        31.7%
Rate/term                     1,415       10.4%      Rate/term               1,090      10.7%      Rate/term               55
8.5%               Rate/term              259        10.2%
Home               2          0.0%        Home       1            0.0%       Home       0          0.0%         Home       1
0.0%
Other              114        0.8%        Other      89           0.9%       Other      4          0.6%         Other      21
0.8%

Total              13,562     100%        Total      10,174       100%       Total      646        100%         Total
2,551              100%


SAIL 2004-1 Ownership Distribution by Status
Mortgage Data Through: August 31, 2004
Ownership Type                Delinquency           Percentage
Investment Home               Current 0.089
Investment Home               Delinquent            0.074
Investment Home               Paid Off              0.076
Primary Home                  Current 0.904
Primary Home                  Delinquent            0.924
Primary Home                  Paid Off              0.921
Second Home                   Current 0.007
Second Home                   Delinquent            0.002
Second Home                   Paid Off              0.003

Title # of Loans
Investment Home               1,143
Primary Home                  12,145
Second Home                   83
Total: 13,371


SAIL 2004-1 Delinquent Count Over Time
Mortgage Data Through: August 31, 2004

Total Count in Status
AsOfDate                  30 Days         60 Days     90 Days     Foreclosure         REO
1/31/2004                 140             31          0           7       0
2/29/2004                 174             71          23          13      0
3/31/2004                 170             43          22          71      0
4/30/2004                 188             44          28          101     0
5/31/2004                 224             83          34          117     3
6/30/2004                 242             73          55          139     5
7/31/2004                 267             97          53          169     6
8/31/2004                 276             99          57          202     12



SAIL 2004-1 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2004

Total Balance in Status
AsOfDate                   30 Days 60 Days            90 Days Foreclosure             REO
1/31/2004                  $24,472,093                $5,799,133          $0          $732,687   -
2/29/2004                  $30,959,197                $13,083,935         $4,486,908             $1,467,761    -
3/31/2004                  $29,383,678                $7,423,876          $4,114,222             $12,492,631   -
4/30/2004                  $28,194,274                $6,564,221          $5,136,396             $18,168,894   -
5/31/2004                  $37,493,887                $12,586,473         $4,777,904             $22,493,459
$520,331
6/30/2004                  $38,809,453                $12,969,049         $7,330,244             $25,754,467
$689,520
7/31/2004                  $40,828,208                $15,229,812         $6,733,824             $31,559,679
$911,968
8/31/2004                  $46,475,065                $14,881,460         $6,889,614             $35,181,578
$2,091,791


SAIL 2004-1 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2004

Date * Distribution Date                          CPR            3-Month MA             6-Month MA           12-Month MA
31-Aug-04                 25-Sep-04               46.98%         42.67%      50.88%
31-Jul-04                 25-Aug-04               40.84%         54.92%      46.95%
30-Jun-04                 25-Jul-04               39.94%         60.87%
31-May-04                 25-Jun-04               74.21%         57.92%
30-Apr-04                 25-May-04               61.32%         37.56%
31-Mar-04                 25-Apr-04               25.29%
29-Feb-04                 25-Mar-04               15.77%
31-Jan-04                 25-Feb-04               7.53%

* Data in table is displayed for only the most recent 18 months.


SAIL 2004-1 Historical SDA Performance
Mortgage Data Through: August 31, 2004

Weighted                  Monthly
Date           Average Age                Default Amt            Default Rate           CDR (F-R)             SDA Curve
SDA %
31-Aug-04                 10.68           $1,179,824             0.06%      0.72%       0.21%      336%
31-Jul-04                 9.80            $222,448               0.01%      0.12%       0.20%      61%
30-Jun-04                 8.69            $169,188               0.00%      0.00%       0.17%      0%
31-May-04                 7.71            $520,331               0.02%      0.24%       0.15%      156%
30-Apr-04                 6.72            $0 0.00%               0.00%      0.13%       0%
31-Mar-04                 5.73            $0 0.00%               0.00%      0.11%       0%
29-Feb-04                 4.75            $0 0.00%               0.00%      0.10%       0%
31-Jan-04                 3.76            $0 0.00%               0.00%      0.08%       0%

Averages:                 7.23            $261,474               0.01%      0.13%       0.14%      69%


(C) 2004 The Murrayhill Company. All Rights Reserved.

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